Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Envirokare Tech, Inc. (the "Company") for the year ended December 31, 2007, as filed with the Securities and Exchange Commission, I, George E. Kazantzis, President (President and Principal Financial Officer) and Louis F. Savelli (Chief Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

That the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 31st day of March 2008.

/s/ George E. Kazantzis
Name: George E. Kazantzis
Title: President (Principal Financial Officer)

/s/ Louis F. Savelli
Name: Louis F. Savelli
Title: Chief Executive Officer (Chief Executive Officer)